UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: Preferred Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Preferred
      Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Preferred Income
                                        Strategies Fund, Inc.

Annual Report
October 31, 2004

[LOGO] Merrill Lynch Investment Managers

Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Preferred Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information (unaudited)

Asset Mix                                                       Percent of Total
As of October 31, 2004                                            Investments
--------------------------------------------------------------------------------
Capital Trusts ..............................................         35.8%
Preferred Stocks ............................................         17.8
Real Estate Investment Trusts ...............................         18.0
Trust Preferred .............................................          8.4
Corporate Bonds .............................................         17.9
Options Purchased ...........................................          0.0
Other* ......................................................          2.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive earnings results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, fixed income markets provided positive results. For the 12-month period ended October 31, 2004, the Lehman Brothers Aggregate Bond Index returned +5.53% and the Merrill Lynch U.S. Corporate and Government Master Index returned +5.54%. In terms of yield, the 10-year Treasury recorded a yield of 4.05% at the end of October 2004, versus 4.33% at October 31, 2003. The three-month Treasury yield was 1.91% at period-end, compared to .96% 12 months earlier.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund slightly underperformed its benchmark during the year because of adverse security selection in the insurance sector and its relatively short duration in a modestly declining interest rate environment.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of Merrill Lynch Preferred Income Strategies Fund, Inc. had net annualized yields of 9.08% and 9.32%, based on a year-end per share net asset value of $23.48 and a per share market price of $22.87, respectively, and $2.132 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +5.22%, based on a change in per share net asset value from $24.53 to $23.48, and assuming reinvestment of ordinary income dividends and capital gains distributions. For the same period, the unmanaged benchmark Merrill Lynch Preferred Stock Fixed Rate Index returned +5.69%, while the unmanaged Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +6.92% and +4.75%, respectively.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +2.62%, based on a change in per share net asset value from $23.91 to $23.48, and assuming reinvestment of ordinary income dividends. For the same period, the unmanaged Merrill Lynch Preferred Stock Fixed Rate Index returned +5.73%, while the unmanaged Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +4.94% and +3.91%, respectively.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Security selection in the insurance sector and the Fund's relatively short duration contributed to the underperformance for the year. After holding the target Federal Funds rate steady at 1.0% for approximately one year, the Federal Reserve Board (the Fed) began to raise short-term interest rates in June 2004. The Fed followed up its initial .25% increase with two more interest rate hikes of .25% in August and September. Throughout the period, the Fund was positioned with a shorter duration than that of its benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index. We established this positioning in anticipation of rising interest rates, as a shorter duration limits an investment's sensitivity to rate increases, thereby preserving its net asset value. This strategy initially proved successful, as the yield on the 10-year U.S. Treasury note rose ..30% between October 31, 2003 and June 30, 2004. However, the shorter duration caused the Fund to underperform compared to the benchmark later in the period, as the 10-year Treasury note gained 6.15% between June 30 and October 31, 2004, while its yield fell from 4.58% to 4.03%. For the 12-month period ended October 31, 2004, the 10-year Treasury yield fell from 4.30% to 4.03%.

Our use of hedge strategies had an overall slightly negative effect on Fund performance during the year. Like the short duration, the hedges were used in an effort to reduce the risk of loss associated with rising interest rates. Among the hedges we implemented during the period were interest rate swaps, U.S. Treasury futures and options on Treasury futures. During the period, we swapped some fixed rate securities for variable rate issues. When interest rates increase, the value of a variable rate security does not fall as much as that of a fixed rate issue because its interest payments would adjust periodically to keep pace with rising interest rates. Therefore, these swaps had a positive effect on the Fund's return as interest rates moved higher between April and June. Conversely, a fixed rate security would generally outperform a variable rate obligation in a declining interest rate environment.


4       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

What changes were made to the portfolio during the year?

As interest rates moved higher in April, we reduced the portfolio's duration -- which already was shorter than that of its benchmark -- by two years. At the same time, we trimmed our holdings in preferred securities that trade on the New York Stock Exchange and reinvested the proceeds in preferred securities that trade in the over-the-counter market. Exchange-traded preferred securities are more vulnerable to extended rises in interest rates and the reduction in exposure contributed positively to performance in the rising interest rates environment in the spring and early summer.

Additionally, we trimmed the Fund's exposure to the insurance sector, as we saw this as an opportunity to realize profits on some of our holdings. We also reduced our positions in floating rate preferred and $25 par retail preferred securities later in the period.

How would you characterize the Fund's position at the close of the period?

We maintained the Fund's short duration relative to its benchmark, in keeping with our view that the Fed will continue to gradually raise short-term interest rates, eventually forcing long-term rates higher. The portfolio also has extensive positive convexity. This means that, as interest rates move up, the portfolio's duration will fall, and vice versa. Thus, the Fund's duration will decrease further as interest rates rise.

The portfolio is well diversified among issuers, and we intend to maintain the diversification of our holdings across issuers and sectors. At October 31, 2004, the Fund was approximately 36% leveraged as a percent of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, the portfolio carried an average credit rating of Baa1 from Moody's Investors Service, down slightly from the A2 rating at the beginning of the period.

John Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

November 4, 2004


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

====================================================================================================================================
Preferred Securities
------------------------------------------------------------------------------------------------------------------------------------
                          S&P       Moody's          Face
Industry+                 Ratings@  Ratings@       Amount   Capital Trusts                                                 Value
====================================================================================================================================
Auto Components--         BB        Baa3     $ 13,000,000   Delphi Trust II, 6.197% due 11/15/2033 (b)                $  13,025,740
1.4%
====================================================================================================================================
Capital Markets--         A-        A1         11,300,000   Goldman Sachs Capital I, 6.345% due 2/15/2034                11,516,474
1.2%
====================================================================================================================================
Commercial                A-        A3         12,035,000   ABN AMRO North America Holding Preferred Capital
Banks--21.4%                                                Repackaging Trust I, 6.523% (a)(b)(c)                        13,350,931
                          A-        A2         11,000,000   Abbey National Capital Trust I, 8.963% (b)(c)                15,156,284
                          A-        A1          2,000,000   Bank One Capital III, 8.75% due 9/01/2030                     2,702,446
                          A-        A1          1,000,000   Chase Capital I, 7.67% due 12/01/2026                         1,099,234
                          A-        A1         16,455,000   Chase Capital II, 2.194% due 2/01/2027 (b)                   15,421,264
                          A         Aa3         7,225,000   Danske Bank A/S, 5.914% (a)(b)(c)                             7,700,138
                          BBB+      A3         34,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)           41,500,638
                          BB        Baa1        8,500,000   Fuji JGB Investment LLC, 9.87% (a)(b)(c)                      9,982,162
                          A         NR*         4,310,000   HBOS Capital Funding LP, 6.85% (c)                            4,444,687
                          A-        A1          2,000,000   HSBC Americas Capital Trust I, 7.808% due 12/15/2026 (a)      2,181,402
                          A-        A1         15,835,000   HSBC Capital Funding LP, 10.176% (a)(b)(c)                   24,595,429
                          NR*       NR*        12,275,000   Hubco Capital Trust II, 7.65% due 6/15/2028                  12,581,875
                          A-        A1            998,000   JPM Capital Trust I, 7.54% due 1/15/2027                      1,094,616
                          A+        Aa2         2,000,000   Lloyds TSB Bank PLC, 6.90% (c)                                2,080,200
                          A-        Aa3        18,470,000   NB Capital Trust III, 2.15% due 1/15/2027 (b)                17,658,871
                          A         A1            970,000   RBS Capital Trust I, 4.709% (b)(c)                              949,029
                          A-        A1          2,000,000   Republic New York Capital II, 7.53% due 12/04/2026            2,178,806
                          BB        Baa3        5,000,000   SB Treasury Company LLC, 9.40% (a)(b)(c)                      5,810,095
                          NR*       Baa1        4,500,000   St. George Bank Funding Company, LLC, 8.485% (a)(c)           5,207,387
                          AA-       Aa3         8,000,000   Swedish Export Credit Corporation, 6.375% (a)(c)              8,110,752
                          A-        A2         10,000,000   Westpac Capital Trust III, 5.819% (a)(b)(c)                  10,509,100
                                                                                                                      --------------
                                                                                                                        204,315,346
====================================================================================================================================
Consumer Finance--        BB+       Baa3        1,000,000   MBNA Capital A, 8.278% due 12/01/2026                         1,101,089
0.1%
====================================================================================================================================
Diversified Financial     NR*       NR*        15,000,000   AgFirst Farm Credit Bank, 8.393% due 12/15/2016 (b)          17,497,920
Services--4.2%            BBB+      A3         10,000,000   CIT Capital Trust I, 7.70% due 2/15/2027                     11,128,630
                          A+        A1         10,000,000   Sun Life of Canada (U.S.) Capital Trust I, 8.526% (a)(c)     11,633,330
                                                                                                                      --------------
                                                                                                                         40,259,880
====================================================================================================================================
Electric Utilities--2.6%  BB+       Ba3        14,950,000   REI Capital Trust II, 8.257% due 2/01/2037                   15,576,854
                          BB+       Baa2        9,500,000   SWEPCO Capital Trust I, 5.25% due 10/01/2043 (b)              9,674,097
                                                                                                                      --------------
                                                                                                                         25,250,951
====================================================================================================================================
Gas Utilities--0.6%       BBB       Baa2        5,000,000   AGL Capital Trust, 8.17% due 6/01/2037                        5,575,065
====================================================================================================================================
Insurance--16.9%          BBB-      Baa1       22,100,000   ACE Capital Trust II, 9.70% due 4/01/2030                    28,831,704
                          BBB-      Baa3       24,175,000   AON Capital Trust, 8.205% due 1/01/2027                      24,821,173
                          AA        Aa1         2,000,000   American General Institutional Capital, 8.125%
                                                            due 3/15/2046 (a)                                             2,629,352
                          BBB+      A3         23,725,000   Axa, 8.60% due 12/15/2030                                    30,948,171
                          BBB+      Baa3       15,000,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (a)            15,190,875
                          BBB+      A3          1,000,000   GenAmerica Capital I, 8.525% due 6/30/2027 (a)                1,123,155
                          A-        A2          6,066,000   ING Capital Funding Trust III, 8.439% (b)(c)                  7,356,353
                          BB        Ba1         1,000,000   Markel Capital Trust I, 8.71% due 1/01/2046                   1,054,178
                          A-        A2         10,000,000   Oil Insurance Limited, 5.15% due 8/15/2033 (a)(b)            10,209,170
                          A+        A1          6,325,000   Principal Life Insurance Company, 8% due 3/01/2044
                                                            (Surplus Notes) (a)                                           6,942,984
                          BBB       Baa1       14,000,000   QBE Insurance Group Limited, 5.647% due 7/01/2023 (a)(b)     13,874,224
                          A-        Baa1        6,225,000   Transamerica Capital III, 7.625% due 11/15/2037               6,813,599
                          A-        Baa2       10,000,000   Zurich Capital Trust I, 8.376% due 6/01/2037 (a)             11,337,280
                                                                                                                      --------------
                                                                                                                        161,132,218
====================================================================================================================================
Multi-Utilities &         BBB-      Baa2       10,000,000   Dominion Resources Capital Trust I, 7.83% due 12/01/2027     11,009,770
Unregulated               BBB-      Baa2       15,000,000   Dominion Resources Capital Trust III, 8.40%
Power--3.2%                                                 due 1/15/2031                                                18,684,180
                                                                                                                      --------------
                                                                                                                         29,693,950


6       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

====================================================================================================================================
Preferred Securities (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          S&P       Moody's          Face
Industry+                 Ratings@  Ratings@       Amount   Capital Trusts                                                 Value
====================================================================================================================================
Oil & Gas--2.0%           BBB       Baa2     $  9,850,000   ConocoPhillips Capital Trust II, 8% due 1/15/2037         $  11,320,162
                          BB+       Baa3        5,000,000   KN Capital Trust I, 8.56% due 4/15/2027                       5,633,050
                          BB+       Baa3        1,750,000   KN Capital Trust III, 7.63% due 4/15/2028                     1,942,129
                                                                                                                      --------------
                                                                                                                         18,895,341
====================================================================================================================================
Thrifts & Mortgage                                          Astoria Capital Trust I:
Finance--3.7%             BB        Baa2        5,000,000        9.75% due 11/01/2029                                     6,067,500
                          BB        Baa2        1,000,000        9.75% due 11/01/2029 (a)                                 1,194,500
                          BBB       Baa1        5,760,000   Dime Capital Trust I, 9.33% due 5/06/2027                     6,691,317
                          BBB-      A3         12,765,000   GreenPoint Capital Trust I, 9.10% due 6/01/2027              14,746,473
                          BB        NR*         5,775,000   Webster Capital Trust I, 9.36% due 1/29/2027 (a)              6,707,853
                                                                                                                      --------------
                                                                                                                         35,407,643
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Capital Trusts
                                                            (Cost--$518,725,088)--57.3%                                 546,173,697
                          ==========================================================================================================

                                                   Shares
                                                     Held   Preferred Stocks
====================================================================================================================================
Capital Markets--2.2%                             100,000   Lehman Brothers Holdings, Inc., 5.94%                         5,100,000
                                                  600,000   Lehman Brothers Holdings, Inc., 6.50%                        15,930,000
                                                                                                                      --------------
                                                                                                                         21,030,000
====================================================================================================================================
Commercial Banks--7.9%                                150   BBVA Privanza International (Gibraltar) Ltd., 7.764% (a)     15,900,000
                                                  435,200   Banco Santander Central Hispano SA, 6.41% (a)                10,660,659
                                                1,000,000   Royal Bank of Scotland Group PLC, 5.75%                      23,920,000
                                                   23,000   SG Preferred Capital II, 6.302%                              24,656,000
                                                                                                                      --------------
                                                                                                                         75,136,659
====================================================================================================================================
Diversified Financial                             320,000   CoBank, ACB, 7% (a)                                          16,969,600
Services--2.7%                                  9,000,000   Farm Credit Bank of Texas, 7.561% (b)(c)                      9,378,090
                                                                                                                      --------------
                                                                                                                         26,347,690
====================================================================================================================================
Electric Utilities--3.1%                           14,000   Alabama Power Company, 5.83%                                    352,660
                                                    8,200   Delmarva Power & Light Company, 4.56%                           724,419
                                                   80,000   Duquesne Light Company, 6.50%                                 4,112,000
                                                   80,000   Interstate Power and Light Company, 8.375%                    2,560,000
                                                   17,372   South Carolina Electric & Gas Company, 4.60%                    877,830
                                                  200,000   TXU Corporation, 7.24% (b)                                   20,680,000
                                                                                                                      --------------
                                                                                                                         29,306,909
====================================================================================================================================
Gas Utilities--1.8%                               626,000   Southern Union Company, 7.55%                                17,089,800
====================================================================================================================================
Insurance--5.4%                                   880,000   ACE Limited, 7.80%                                           23,337,600
                                                   17,340   Zurich RegCaPS Funding Trust I, 6.01% (a)(b)                 17,825,520
                                                    9,800   Zurich RegCaPS Funding Trust II, 6.58% (a)(b)                10,192,000
                                                                                                                      --------------
                                                                                                                         51,355,120
====================================================================================================================================
Thrifts & Mortgage                                264,650   Federal National Mortgage Association, 5.125%                11,882,785
Finance--1.2%
====================================================================================================================================
Wireless                                           30,423   Centaur Funding Corporation, 9.08% (a)                       39,873,144
Telecommunication
Services--4.2%
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stocks
                                                            (Cost--$259,997,559)--28.5%                                 272,022,107
                          ==========================================================================================================


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

====================================================================================================================================
Preferred Securities (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Shares
Industry+                                            Held   Real Estate Investment Trusts                                  Value
====================================================================================================================================
Real Estate                                       196,000   AMB Property Corporation, 6.50%                           $   4,906,135
Investment Trusts                                 124,000   AMB Property Corporation, 6.75%                               3,081,400
                                                  251,400   Alexandria Real Estate Equities, Inc., 8.375%                 6,724,950
                                                  290,000   BRE Properties, Inc., 6.75%                                   7,244,200
                                                  400,000   CBL & Associates Properties, Inc., 7.75%                     10,808,000
                                                  600,000   CarrAmerica Realty Corporation, 7.50%                        15,636,000
                                                  200,000   Cousins Properties, Inc., 7.75%                               5,237,500
                                                  780,000   Developers Diversified Realty Corporation, 7.375%            20,514,000
                                                  280,000   Developers Diversified Realty Corporation, 8%                 7,120,400
                                                  100,000   Duke Realty Corporation, 6.50%                                2,540,630
                                                  270,000   Duke Realty Corporation, 6.625%                               6,750,000
                                                  787,000   Equity Residential Properties Trust, 6.48%                   19,556,950
                                                    2,390   First Industrial Realty Trust, Inc., 6.236% (b)               2,397,170
                                                    4,000   Firstar Realty LLC, 8.875% (a)                                5,172,400
                                                  768,000   Health Care Property Investors, Inc., 7.10%                  19,576,320
                                                  172,800   Health Care REIT, Inc., 7.625%                                4,325,409
                                                  686,000   Kimco Realty Corporation, 6.65%                              18,041,800
                                                1,600,000   New Plan Excel Realty Trust, 7.625%                          42,656,000
                                                  161,400   PS Business Parks, Inc., 7%                                   3,999,492
                                                   72,000   PS Business Parks, Inc., 7.95%                                1,872,000
                                                  320,000   Public Storage, Inc., 6.45%                                   7,939,200
                                                   58,000   Regency Centers Corporation, 7.25%                            1,488,065
                                                  607,550   Regency Centers Corporation, 7.45%                           15,978,565
                                                   11,857   Sovereign Real Estate Investment Trust, 12% (a)              17,785,500
                                                  145,000   Vornado Realty Trust, 7%                                      3,810,789
                                                  130,000   Wachovia Preferred Funding Corporation, 7.25%                 3,606,200
                                                  600,000   Weingarten Realty Investors, Inc., 6.75%                     16,260,000
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Real Estate Investment Trusts
                                                            (Cost--$264,542,085)--28.9%                                 275,029,075
                          ==========================================================================================================

                          S&P       Moody's          Face
                          Ratings@  Ratings@       Amount   Trust Preferred
====================================================================================================================================
Aerospace &               NR*       NR*      $ 27,450,000   RC Trust I, 7% due 5/15/2006                                 28,976,934
Defense--3.0%
====================================================================================================================================
Auto Components--         BB        Baa3       10,000,000   Delphi Trust I, 8.25% due 10/15/2033                         10,106,019
1.1%
====================================================================================================================================
Capital Markets--0.1%     BBB+      A3            875,000   Lehman Brothers Holdings Capital Trust III, 6.375%
                                                            due 3/15/2052                                                   880,841
====================================================================================================================================
Commercial Banks--        A-        A2          3,625,000   J.P. Morgan Chase Capital XI, 5.875% due 6/15/2033            3,528,899
0.4%
====================================================================================================================================
Communications            BBB       Baa2        2,000,000   Corporate-Backed Trust Certificates, Motorola
Equipment--0.2%                                             Debenture-Backed, Series 2002-14, Class A-1, 8.375%
                                                            due 11/15/2028                                                2,192,815
====================================================================================================================================
Diversified Financial     NR*       NR*         4,000,000   Principal Protected PreTSL IX, Ltd., 14.50% due 4/03/2033     3,764,000
Services--0.4%
====================================================================================================================================
Electric Utilities--1.8%  A         A2          6,750,000   Georgia Power Company, 5.90% due 4/15/2033                    6,714,287
                          BBB-      Baa2        3,000,000   HECO Capital Trust III, 6.50% due 3/18/2034                   3,158,053
                          BBB+      A3          5,000,000   Natural Rural Utilities Cooperative Finance Corporation,
                                                            6.75% due 2/15/2043                                           5,289,713
                          BB+       Baa3          397,425   PSEG Funding Trust II, 8.75% due 12/31/2032                     438,724
                          BBB       Baa1          950,000   Virginia Power Capital Trust II, 7.375% due 7/30/2042         1,015,738
                                                                                                                      --------------
                                                                                                                         16,616,515
                          ==========================================================================================================


8       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

====================================================================================================================================
Preferred Securities (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                          S&P       Moody's          Face
Industry+                 Ratings@  Ratings@       Amount   Trust Preferred                                                Value
====================================================================================================================================
Gas Utilities--0.7%       BBB-      Baa1     $    500,000   Dominion-CNG Capital Trust I, 7.80% due 10/31/2041        $     531,376
                          BB        Baa3        5,750,000   Southwest Gas Capital II, 7.70% due 9/15/2043                 6,136,471
                                                                                                                      --------------
                                                                                                                          6,667,847
====================================================================================================================================
Insurance--2.3%           A         A3         16,000,000   ABN AMRO North America Capital Funding Trust II,
                                                            1.935% (a)(b)(c)                                             15,660,000
                          BBB       Baa1        1,000,000   Everest Re Capital Trust, 7.85% due 11/15/2032                1,099,147
                          BBB       Baa1        5,000,000   Lincoln National Capital VI, 6.75% due 9/11/2052              5,312,818
                                                                                                                      --------------
                                                                                                                         22,071,965
====================================================================================================================================
Thrifts & Mortgage        BBB+      Baa1       27,000,000   Countrywide Capital IV, 6.75% due 4/01/2033                  27,592,569
Finance--3.5%             NR*       NR*         6,000,000   Dime Community Capital I, 7% due 4/14/2034 (a)                5,880,000
                                                                                                                      --------------
                                                                                                                         33,472,569
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Trust Preferred
                                                            (Cost--$125,985,120)--13.5%                                 128,278,404
                          ==========================================================================================================
                                                            Total Investments in Preferred Securities
                                                            (Cost--$1,169,249,852)--128.2%                            1,221,503,283
                          ==========================================================================================================

                                                            Corporate Bonds
====================================================================================================================================
Automobiles--1.0%         BBB-      Baa1       10,000,000   Ford Motor Company, 7.45% due 7/16/2031                       9,738,860
====================================================================================================================================
Diversified               BBB-      Baa1       29,000,000   General Motors Acceptance Corporation, 8% due 11/01/2031     30,016,334
Financial                 AAA       Aaa        15,000,000   Sigma Finance Corporation, 4.281% due 8/15/2011              15,000,000
Services--4.7%                                                                                                        --------------
                                                                                                                         45,016,334
====================================================================================================================================
Diversified               BBB+      Baa2       28,000,000   France Telecom, 9.25% due 3/01/2031                          37,798,292
Telecommunication                                           Sprint Capital Corporation:
Services--7.5%            BBB-      Baa3        2,000,000        6.90% due 5/01/2019                                      2,239,022
                          BBB-      Baa3       24,000,000        8.75% due 3/15/2032                                     31,447,488
                                                                                                                      --------------
                                                                                                                         71,484,802
====================================================================================================================================
Electric Utilities--1.2%  BB+       Baa3       10,000,000   FirstEnergy Corp., 6.45% due 11/15/2011                      10,956,760
====================================================================================================================================
Food Products--0.6%       BBB       Baa3        4,800,000   Tyson Foods, Inc., 7% due 1/15/2028                           5,149,805
====================================================================================================================================
Insurance--1.6%           A-        A1         10,000,000   GE Global Insurance Holding Corporation, 7.75%
                                                            due 6/15/2030                                                11,845,050
                          BBB       NR*         3,605,000   Oil Casualty Insurance, Ltd., 8% due 9/15/2034 (a)            3,622,037
                                                                                                                      --------------
                                                                                                                         15,467,087
====================================================================================================================================
Media--5.1%               BBB       Baa3       10,000,000   Comcast Corporation, 7.05% due 3/15/2033                     11,295,230
                          BBB-      Baa3       10,000,000   Liberty Media Corporation, 5.70% due 5/15/2013               10,101,300
                                                            Time Warner Inc.:
                          BBB+      Baa1        5,000,000        7.625% due 4/15/2031                                     5,924,050
                          BBB+      Baa1       18,000,000        7.70% due 5/01/2032                                     21,555,684
                                                                                                                      --------------
                                                                                                                         48,876,264
====================================================================================================================================
Multi-Utilities &         BBB       Baa2       16,575,000   Duke Energy Field Services, LLC, 8.125% due 8/16/2030        21,125,583
Unregulated Power--
2.2%
                          ==========================================================================================================


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings@  Ratings@       Amount   Corporate Bonds                                                   Value
====================================================================================================================================
Thrifts & Mortgage        NR*       NR*      $  8,000,000   Roslyn Real Estate Asset Corporation, 5.236% (b)(c)       $   8,607,504
Finance--0.9%
====================================================================================================================================
Wireless                  A         Baa2       28,000,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031            37,590,504
Telecommunication
Services--3.9%
====================================================================================================================================
                                                            Total Investments in Corporate Bonds
                                                            (Cost--$252,206,763)--28.7%                                 274,013,503
                          ==========================================================================================================

                                                            Short-Term Securities
                          ==========================================================================================================
                                               16,100,000   Federal Home Loan Mortgage Corporation, 1.75%
                                                            due 11/02/2004 (d)                                           16,099,217
                                               16,100,000   Federal National Mortgage Association, 1.83%
                                                            due 11/24/2004 (d)(e)                                        16,081,995
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$32,181,212)--3.4%                                    32,181,212
                          ==========================================================================================================

                                                Number of
                                                Contracts   Put Options Purchased
                          ==========================================================================================================
                                                      400   U.S. Treasury Bonds, expiring November 2004 at $109,
                                                            Broker Credit Suisse First Boston                                12,500
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Put Options Purchased
                                                            (Premiums Paid--$107,750)--0.0%                                  12,500
                          ==========================================================================================================
                          Total Investments (Cost--$1,453,745,577**)--160.3%                                          1,527,710,498

                          Liabilities in Excess of Other Assets--(2.6%)                                                 (24,687,582)

                          Preferred Stock, at Redemption Value--(57.7%)                                                (550,050,344)
                                                                                                                     ---------------
                          Net Assets Applicable to Common Stock--100.0%                                              $  952,972,572
                                                                                                                     ===============

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

      --------------------------------------------------------------------------
      Aggregate cost .............................              $ 1,460,051,539
                                                                ===============
      Gross unrealized appreciation ..............              $    83,293,811
      Gross unrealized depreciation ..............                  (15,634,852)
                                                                ---------------
      Net unrealized appreciation ................              $    67,658,959
                                                                ===============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These industry sub-classifications are unaudited. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
@     Ratings of issues shown are unaudited.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c)   The security is a perpetual bond and has no definite maturity date.
(d) Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
(e) All or a portion of security held as collateral in connection with open Financial Futures.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      ----------------------------------------------------------------------------------------
                                                                       Net           Interest
      Affiliate                                                     Activity          Income
      ----------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I    $(21,767,413)    $     70,767
      ----------------------------------------------------------------------------------------


10      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

Swaps outstanding as of October 31, 2004 were as follows:

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Unrealized
                                                                                                       Notional        Appreciation/
                                                                                                        Amount         Depreciation
      ------------------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on Aon Corp. and receive 2.55% interest
       Broker, Lehman Brothers Special Finance
       Expires December 2009                                                                         $   3,990,000    $    (211,470)

      Bought credit default protection on Aon Corp. and receive 2.65% interest
       Broker, J.P. Morgan Chase Bank
       Expires December 2009                                                                         $   3,990,000         (208,538)

      Bought credit default protection on Aon Corp. and receive 2.45% interest
       Broker, J.P. Morgan Chase Bank
       Expires December 2009                                                                         $   3,990,000         (172,571)

      Bought credit default protection on Aon Corp. and receive 1.48% interest
       Broker, J.P. Morgan Chase Bank
       Expires December 2009                                                                         $   3,990,000               --

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.32% interest
       Broker, UBS Warburg
       Expires June 2005                                                                             $  25,000,000          175,992

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.3275% interest
       Broker, J.P. Morgan Chase Bank
       Expires June 2005                                                                             $ 125,000,000          868,865

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.33% interest
       Broker, Morgan Stanley Capital Services Inc.
       Expires June 2005                                                                             $ 125,000,000          866,458

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.31% interest
       Broker, UBS Warburg
       Expires June 2005                                                                             $ 150,000,000        1,042,198

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 5.4975% interest
       Broker, Morgan Stanley Capital Services Inc.
       Expires February 2015                                                                         $ 300,000,000      (22,548,900)
      ------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                           $ (20,187,966)
                                                                                                                      ==============

      Financial futures contracts sold as of October 31, 2004 were as follows:

      -------------------------------------------------------------------------------------------------
       Number of                                                           Face            Unrealized
       Contracts             Issue                Expiration Date         Value           Depreciation
      -------------------------------------------------------------------------------------------------
       7,307        10-Year U.S. Treasury Notes    December 2004       $ 817,321,247      $(12,479,941)
         800        30-Year U.S. Treasury Bonds    December 2004       $  89,110,260        (1,964,740)
      -------------------------------------------------------------------------------------------------
      Total                                                                               $(14,444,681)
                                                                                          =============

      See Notes to Financial Statements.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of October 31, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$1,453,637,827) ........................                      $1,527,697,998
                       Options purchased, at value (premiums paid--$107,750) .....                             12,500
                       Unrealized appreciation on swaps--net .....................                          1,705,946
                       Receivables:
                          Interest ...............................................    $  17,889,899
                          Securities sold ........................................        6,017,859
                          Dividends ..............................................          808,295        24,716,053
                                                                                      -------------
                       Prepaid expenses and other assets .........................                            106,637
                                                                                                        -------------
                       Total assets ..............................................                      1,554,239,134
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on swaps--net .....................                         21,893,912
                       Payables:
                          Securities purchased ...................................       16,081,995
                          Dividends to Common Stock shareholders .................        6,765,525
                          Variation margin .......................................        3,290,125
                          Swaps ..................................................        1,846,512
                          Investment adviser .....................................          864,041
                          Custodian bank .........................................          350,498
                          Other affiliates .......................................           10,601        29,209,297
                                                                                      -------------
                       Accrued expenses ..........................................                            113,009
                                                                                                        -------------
                       Total liabilities .........................................                         51,216,218
                                                                                                        -------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (2,800 Series M7 Shares, 2,800 Series T7 Shares,
                        2,800 Series W7 Shares, 2,800 Series TH7 Shares, 2,800
                        Series F7 Shares, 4,000 Series W28 Shares and 4,000
                        Series TH28 Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference) .                        550,050,344
                                                                                                        -------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .....................                      $ 952,972,572
                                                                                                        =============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (40,593,070 shares
                        issued and outstanding) ..................................                      $   4,059,307
                       Paid-in capital in excess of par ..........................                        958,513,227
                       Undistributed investment income--net ......................    $   1,937,813
                       Accumulated realized capital losses--net ..................      (50,870,049)
                       Unrealized appreciation--net ..............................       39,332,274
                                                                                      -------------
                       Total accumulated losses--net .............................                         (9,599,962)
                                                                                                        -------------
                       Total--Equivalent to $23.48 net asset value per share of
                        Common Stock (market price--$22.87) ......................                      $ 952,972,572
                                                                                                        =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Statement of Operations

For the Year Ended October 31, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                       Interest (including $70,767 from affiliates) ..............                      $  63,077,630
                       Dividends .................................................                         35,503,569
                                                                                                        -------------
                       Total income ..............................................                         98,581,199
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $   9,110,010
                       Commission fees ...........................................        1,369,756
                       Accounting services .......................................          459,964
                       Transfer agent fees .......................................          155,978
                       Directors' fees and expenses ..............................           94,534
                       Professional fees .........................................           89,070
                       Custodian fees ............................................           82,668
                       Printing and shareholder reports ..........................           59,021
                       Listing fees ..............................................           47,486
                       Pricing fees ..............................................           11,254
                       Other .....................................................          118,020
                                                                                      -------------
                       Total expenses ............................................                         11,597,761
                                                                                                        -------------
                       Investment income--net ....................................                         86,983,438
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .......................................      (36,027,652)
                          Futures contracts and swaps--net .......................      (39,116,475)
                          Options written--net ...................................       10,413,025       (64,731,102)
                                                                                      -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .......................................       67,926,503
                          Futures contracts and swaps--net .......................      (33,739,481)
                          Options written--net ...................................       (1,544,087)       32,642,935
                                                                                      -------------------------------
                       Total realized and unrealized loss--net ...................                        (32,088,167)
=====================================================================================================================
Dividends & Distributions to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................                         (7,213,974)
                       Realized gain--net ........................................                           (259,790)
                                                                                                        -------------
                       Total dividends and distributions to Preferred Stock
                        shareholders .............................................                         (7,473,764)
                                                                                                        -------------
                       Net Increase in Net Assets Resulting from Operations ......                      $  47,421,507
                                                                                                        =============

      See Notes to Financial Statements.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                       For the Period
                                                                                          For the         March 28,
                                                                                        Year Ended        2003+ to
                                                                                        October 31,      October 31,
Increase (Decrease) in Net Assets:                                                         2004             2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $  86,983,438     $  46,111,517
                       Realized gain (loss)--net .................................      (64,731,102)       18,173,984
                       Change in unrealized appreciation/depreciation--net .......       32,642,935         6,689,339
                       Dividends and distributions to Preferred Stock shareholders       (7,473,764)       (2,706,868)
                                                                                      -------------------------------
                       Net increase in net assets resulting from operations ......       47,421,507        68,267,972
                                                                                      -------------------------------
=====================================================================================================================
Dividends and Distributions to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................      (86,340,486)      (35,192,379)
                       Realized gain--net ........................................       (3,830,687)               --
                                                                                      -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Stock shareholders ...............      (90,171,173)      (35,192,379)
                                                                                      -------------------------------
=====================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------
                       Net proceeds from issuance of Common Stock ................               --       968,131,250
                       Value of shares issued to Common Stock shareholders in
                        reinvestment to dividends ................................               --           965,500
                       Offering costs resulting from the issuance of Common Stock                --          (570,622)
                       Offering and underwriting costs resulting from the
                        issuance of Preferred Stock ..............................               --        (5,979,495)
                                                                                      -------------------------------
                       Net increase in net assets derived from stock transactions                --       962,546,633
                                                                                      -------------------------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock .............................................      (42,749,666)      995,622,226
                       Beginning of period .......................................      995,722,238           100,012
                                                                                      -------------------------------
                       End of period* ............................................    $ 952,972,572     $ 995,722,238
                                                                                      ===============================
                          * Undistributed investment income--net .................    $   1,937,813     $   8,345,285
                                                                                      ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


14      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Financial Highlights


                                                                                                             For the Period
The following per share data and ratios have been derived                                         For the       March 28,
from information provided in the financial statements.                                          Year Ended      2003+ to
                                                                                                October 31,    October 31,
Increase (Decrease) in Net Asset Value:                                                            2004            2003
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............................      $  24.53           $  23.88
                                                                                                ---------------------------
                       Investment income--net ............................................          2.14@@             1.14
                       Realized and unrealized gain (loss)--net ..........................          (.78)               .61
                       Dividends and distributions to Preferred Stock shareholders from:
                          Investment income--net .........................................          (.18)              (.07)
                          Realized gain--net .............................................          (.01)                --
                                                                                                ---------------------------
                       Total from investment operations ..................................          1.17               1.68
                                                                                                ---------------------------
                       Less dividends and distributions to Common Stock shareholders from:
                          Investment income--net .........................................         (2.13)              (.87)
                          Realized gain--net .............................................          (.09)                --
                                                                                                ---------------------------
                       Total dividends and distributions to Common Stock shareholders ....         (2.22)              (.87)
                                                                                                ---------------------------
                       Offering costs resulting from the issuance of Common Stock ........            --               (.01)
                                                                                                ---------------------------
                       Offering and underwriting costs resulting from the issuance of
                        Preferred Stock ..................................................            --               (.15)
                                                                                                ---------------------------
                       Net asset value, end of period ....................................      $  23.48           $  24.53
                                                                                                ===========================
                       Market price per share, end of period .............................      $  22.87           $  23.69
                                                                                                ===========================
===========================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................................          5.22%              6.47%@
                                                                                                ===========================
                       Based on market price per share ...................................          6.12%             (1.80%)@
                                                                                                ===========================
===========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver*** ..................................          1.19%               .79%*
                                                                                                ===========================
                       Total expenses*** .................................................          1.19%              1.05%*
                                                                                                ===========================
                       Total investment income--net*** ...................................          8.93%              8.31%*
                                                                                                ===========================
                       Amount of dividends to Preferred Stock shareholders ...............           .74%               .49%*
                                                                                                ===========================
                       Investment income--net, to Common Stock shareholders ..............          8.19%              7.82%*
                                                                                                ===========================
===========================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
---------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver .....................................           .76%               .54%*
                                                                                                ===========================
                       Total expenses ....................................................           .76%               .72%*
                                                                                                ===========================
                       Total investment income--net ......................................          5.71%              5.67%*
                                                                                                ===========================
===========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders .........................          1.32%              1.05%*
                                                                                                ===========================


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                             For the Period
                                                                                                 For the        March 28,
                                                                                               Year Ended       2003+ to
The following per share data and ratios have been derived                                      October 31,     October 31,
from information provided in the financial statements.                                             2004           2003
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end of period (in thousands)      $952,973           $995,722
                                                                                                ===========================
                       Preferred Stock outstanding, end of period (in thousands) .........      $550,000           $550,000
                                                                                                ===========================
                       Portfolio turnover ................................................         22.56%             27.31%
                                                                                                ===========================
===========================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .........................................      $  2,733           $  2,810
                                                                                                ===========================
===========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
---------------------------------------------------------------------------------------------------------------------------
                       Series M7--Investment income--net .................................      $    330           $    127
                                                                                                ===========================
                       Series T7--Investment income--net .................................      $    329           $    122
                                                                                                ===========================
                       Series W7--Investment income--net .................................      $    327           $    122
                                                                                                ===========================
                       Series TH7--Investment income--net ................................      $    320           $    184
                                                                                                ===========================
                       Series F7--Investment income--net .................................      $    326           $    125
                                                                                                ===========================
                       Series W28--Investment income--net ................................      $    338           $    105
                                                                                                ===========================
                       Series TH28--Investment income--net ...............................      $    324           $     95
                                                                                                ===========================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


16      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol PSY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      17

[LOGO] Merrill Lynch Investment Managers

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be


18      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004
adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $89,439 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $74,111 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to swap transactions, the classification of investments, passive foreign investment companies, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets including proceeds from the issuance of Preferred Stock, plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended October 31, 2004, the Fund reimbursed FAM $70,096 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $340,747,642 and $415,271,737, respectively.

Transactions in options written for the year ended October 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                    Number of         Premiums
Put Options Written                                 Contracts         Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ......................               675       $ 10,528,750
Options written ..........................             1,650            964,125
Options closed ...........................              (175)       (10,311,875)
Options expired ..........................            (2,150)        (1,181,000)
                                                     --------------------------
Outstanding put options written,
  end of year ............................                --       $         --
                                                     ==========================

--------------------------------------------------------------------------------
                                                    Number of         Premiums
Call Options Written                                Contracts         Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ......................                --                 --
Options written ..........................             7,310       $  4,133,728
Options closed ...........................            (1,225)        (1,067,281)
Options expired ..........................            (6,085)        (3,066,447)
                                                     --------------------------
Outstanding call options written,
  end of year ............................                --       $         --
                                                     ==========================

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2004 remained constant and during the period March 28, 2003 to October 31, 2003 increased by 40,550,000 from shares sold and 38,881 from reinvestment.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows:
Series M7, 1.85%; Series T7, 1.87%; Series W7, 1.87%; Series TH7, 1.84%; Series F7, 1.85%; Series W28, 2.00% and Series TH28, 1.90%.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $549,948 as commissions.

5. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.166667 per share on November 30, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal year ended October 31, 2004 and during the period March 28, 2003 to October 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                                   3/28/2003+ to
                                                   10/31/2004       10/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $93,554,460        $37,899,247
  Net long-term capital gains ............          4,090,477                 --
                                                  ------------------------------
Total taxable distributions ..............        $97,644,937        $37,899,247
                                                  ==============================

+     Commencement of operations.

As of October 31, 2004, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................         (62,733,648)*
Unrealized gains--net ...................................          53,133,686**
                                                                 ------------
Total accumulated losses--net ...........................        $ (9,599,962)
                                                                 ============

* On October 31, 2004, the Fund had a net capital loss carryforward of $62,733,648, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures and forward foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


20      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Preferred Income Strategies Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of Preferred Income Strategies Fund, Inc. as of October 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period March 28, 2003 to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Preferred Income Strategies Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period March 28, 2003 through October 31, 2003, in conformity with U.S. generally accepted accounting principles.


                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 16, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Preferred Income Strategies Fund, Inc. during the fiscal year ended October 31, 2004:

-------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals:
  November 2003 ...........................................................    18.51%
  December 2003 ...........................................................    25.73%
  January 2004 - October 2004 .............................................    24.80%
Dividends Qualifying for the Dividends Received Deduction for Corporations:
  November 2003 ...........................................................     9.69%
  December 2003 - October 2004 ............................................    13.49%
-------------------------------------------------------------------------------------

Additionally, the following table summarizes the per share long-term capital gain distributions paid by the Fund during the year:

-----------------------------------------------------------------------------------
                                                         Payable        Long Term
                                                           Date       Capital Gains
-----------------------------------------------------------------------------------
Common Stock Shareholders ..........................    1/13/2004       $0.094368
Preferred Stock Shareholders: Series M-7 ...........    3/23/2004       $   12.17
                              Series T-7 ...........    3/24/2004       $   11.69
                              Series W-7 ...........    3/18/2004       $   11.74
                              Series TH-7 ..........    3/19/2004       $   17.69
                              Series F-7 ...........    3/22/2004       $   12.01
                              Series W-28 ..........    4/15/2004       $   10.09
                              Series TH-28 .........    4/30/2004       $    9.15
-----------------------------------------------------------------------------------

Please retain this information for your records.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      21

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended October 31, 2004, Preferred Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                               Shares Voted   Shares Withheld
                                                                   For          From Voting
---------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       David O. Beim           38,255,769        865,946
                                        James T. Flynn          39,257,504        864,211
                                        Karen P. Robards        39,254,038        867,677
---------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2004, Preferred Income Strategies Fund, Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted    Shares Withheld
                                                                                    For          From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, David O. Beim,
   James T. Flynn, W. Carl Kester and Karen P. Robards                             13,767             0
--------------------------------------------------------------------------------------------------------------


22      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      23

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited) (concluded)

shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


24      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in  Other Public
                           Position(s)  Length of                                                      Fund Complex   Directorships
                           Held with    Time                                                           Overseen by    Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2003 to  President of the Merrill Lynch Investment Managers,   124 Funds      None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM act as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2003 to  Professor of Finance and Economics at the Columbia    14 Funds       None
Beim        Princeton, NJ               present  University Graduate School of Business since 1991;    17 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 64                              2002; Chairman of Wave Hill, Inc. since 1990.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2003 to  Chief Financial Officer of J.P. Morgan & Co., Inc.    14 Funds       None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of J.P. Morgan in   17 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2003 to  Mizuho Financial Group Professor of Finance; Senior   14 Funds       None
Kester      Princeton, NJ               present  Associate Dean and Chairman of the MBA Program        17 Portfolios
            08543-9095                           of Harvard University Graduate School of Business
            Age: 52                              Administration since 1999; James R. Williston
                                                 Professor of Business Administration of Harvard
                                                 University Graduate School of Business from 1997
                                                 to 1999; MBA Class of 1977, Professor of Business
                                                 Administration of Harvard University Graduate School
                                                 of Business Administration from 1981 to 1997;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2003 to  President of Robards & Company, a financial advisory  14 Funds       None
Robards     Princeton, NJ               present  since 1987; formerly an investment banker with        17 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 54                              Enable Medical Corp. since 1996; Director of Atricure,
                                                 Inc. since 2000; Director of CineMuse Inc. from 1996
                                                 to 2000; Director of the Cooke Center for Learning and
                                                 Development, a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer             1990 to 1997; Director of MLIM Taxation since 1990.
------------------------------------------------------------------------------------------------------------------------------------
John D.     P.O. Box 9011  Vice         2003 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Burger      Princeton, NJ  President    present  1998 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Thomas      P.O. Box 9011  Vice         2003 to  Vice President of MLIM since 1997.
Musmanno    Princeton, NJ  President    present
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286

NYSE Symbol

PSY


26      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2004      27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Preferred Income Strategies Fund, Inc. seeks to provide shareholders with current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.

This report, including the financial information herein, is transmitted to shareholders of Preferred Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Preferred Income Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #PIS -- 10/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2004 - $38,000
                                  Fiscal Year Ending October 31, 2003 - $35,550

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2004 - $3,000
                                  Fiscal Year Ending October 31, 2003 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2004 - $5,200
                                  Fiscal Year Ending October 31, 2003 - $5,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - Fiscal Year Ending October 31, 2004 - $0
                              Fiscal Year Ending October 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2004 - $8,200
             Fiscal Year Ending October 31, 2003 - $8,000

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         Todd Goodwin (retired as of December 31, 2003)
         George W. Holbrook, Jr. (retired as of December 31, 2003)
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred Income Strategies Fund, Inc.


By: /s/ Terry K. Glenn
    ----------------------
    Terry K. Glenn,
    President of
    Preferred Income Strategies Fund, Inc.

Date: December 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    ----------------------
    Terry K. Glenn,
    President of
    Preferred Income Strategies Fund, Inc.

Date: December 13, 2004


By: /s/ Donald C. Burke
    ----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Preferred Income Strategies Fund, Inc.

Date: December 13, 2004